Northwestern Mutual Series Fund, Inc.

Supplement Dated July 5, 2024 to the
Statutory Prospectus Dated May 1, 2024
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Amendment to Investment Sub-Advisory Agreement with FIAM LLC
Effective June 6, 2024, the Board of Directors of the Fund approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and FIAM LLC (“FIAM”) with respect to the International Growth Portfolio (the “Amendment”). In approving the Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission (“SEC”) that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment. The Amendment modified the fee schedule applicable to the International Growth Portfolio, with such modification to be effective on or about August 1, 2024. The updated fee schedule is set forth in a supplement to the Fund’s Statement of Additional Information dated July 5, 2024.
Portfolio Manager Update – Small Cap Growth Stock Portfolio
Effective June 30, 2024, Mammen Chally no longer serves as a co-portfolio manager for the Small Cap Growth Stock Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Manager:  David Siegle, CFA, Managing Director and Equity Portfolio Manager, joined Wellington Management in 2001 and has managed the Portfolio since 2023.”
In addition, the following text replaces the information that appears in the Prospectus under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Manager – Small Cap Growth Stock Portfolio”:
“David Siegle, CFA, Managing Director and Equity Portfolio Manager of Wellington Management has been managing the Portfolio since 2023. He joined Wellington Management in 2001 and has been an investment professional since 2001.”
Fee Table Update – Long-Term U.S. Government Bond Portfolio
The “FEES AND EXPENSES OF THE PORTFOLIO” section of the Long-Term U.S. Government Bond Portfolio’s Summary is amended by replacing the current Fee Table with the following updated Fee Table:

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses(1) (components set forth in sub-captions below)	1.66%
Interest Expense	1.51%
Other Operating Expenses	0.15%
Total Annual Portfolio Operating Expenses(1)	2.21%
Expense Reimbursement(2)	(0.05%)
Total Annual Portfolio Operating Expenses After Expense Reimbursement(1)(2)	2.16%
1
“Other Expenses” include interest expense of 1.51%. Interest expense is borne by the Portfolio separately from the management fees paid to the Portfolio’s investment adviser, Mason Street Advisors, LLC, and the Portfolio’s sub-adviser, Pacific Investment Management Company LLC. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.70% and Total Annual Portfolio Operating Expenses After Expense Reimbursement are 0.65%.
2
The Portfolio's investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extra ordinary expenses as they may arise) to an annual rate of 0.65% of the Portfolio's average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2025
The updated Fee Table contains no changes to fees or expenses, but sets forth additional information regarding interest expenses as described above.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated July 5, 2024 to the
Statement of Additional Information Dated May 1, 2024
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024. You should read this Supplement together with the SAI.
Fee Update – International Growth Portfolio
The SAI is amended by adding the following sentence immediately after the fourth sentence of the paragraph relating to the sub-advisory fees paid to FIAM LLC (“FIAM”) with respect to the International Growth Portfolio that appears on page B-63 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES”:
“Effective on or about August 1, 2024, for the services provided on behalf of the International Growth Portfolio, Mason Street Advisors will pay FIAM at the annual rate of 0.40% on the first $250 million of the Portfolio’s assets, 0.36% on the next $250 million, 0.34% on the next $500 million, and 0.32% on assets in excess of $1 billion.”
Appendix D – Portfolio Managers Update – Small Cap Growth Stock Portfolio
Effective June 30, 2024, Mammen Chally no longer serves as a co-portfolio manager for the Small Cap Growth Stock Portfolio (the “Portfolio”). Accordingly, that portion of the “Other Accounts Managed by Portfolio Managers” table found in Appendix D set forth on page B-101 is amended to remove the row relating to Mr. Chally.
Please retain this Supplement for future reference.